100 YEARS STRONG
ITW Conference Call
First Quarter 2012
April 24, 2012

PROFITABLE GROWTH, STRONG RETURNS
Forward-Looking Statements

Safe Harbor Statement
This conference call contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 including, without limitation, statements regarding strategic initiatives and related benefits, operating performance, growth in free operating cash flow, revenue growth, diluted income per share from continuing operations, diluted net income per share, restructuring expenses and related benefits, tax rates, exchange rates, end market conditions, and the Company’s related 2012 forecasts. These statements are subject to certain risks, uncertainties, and other factors which could cause actual results to differ materially from those anticipated. Important risks that could cause actual results to differ materially from the Company’s expectations include those that are detailed in ITW’s Form 10-K for 2011.
Non-GAAP Measures
The Company uses certain non-GAAP measures in discussing the Company’s performance (denoted with *).  The reconciliation of those measures to the most comparable GAAP measures is contained within the appendix of this presentation and is also available at our website www.ITW.com under “Investor
Relations”.

PROFITABLE GROWTH, STRONG RETURNS
Conference Call Playback
• Replay number: 866-365-2451; No pass code necessary
• Telephone replay available through midnight of May 8, 2012
• Webcast / PowerPoint replay available at www.itw.com
• Supplemental financial and investor information will be available on the
 ITW website under the “Investor Relations” tab

Business Simplification

- Launched "scale up" of decentralized business unit structure to better leverage resources and costs as well as focus on long-term profitable growth opportunities
- Action steps rollout in '12; operational benefits start accruing in '13

Strategic Sourcing

- Retained a consulting firm to help develop approaches to better leverage purchasing power for raw materials and other major cost categories
- Expect cost benefits to start accruing in '13

Portfolio Management

- As part of long-range planning process, committed to divesting assets that are non-core in order to maximize longer-term returns (e.g. ITW Finishing sale)

ITW

PROFITABLE GROWTH, STRONG RETURNS
Key Long-Term Initiatives

• ITW is committed to these shareholder value-adding initiatives
• These initiatives will enable our decentralized management to better leverage ITW’s core competitive advantages globally
• These multi-year ongoing initiatives will enhance our long-term operational performance
• Prospective long-term strategic and operational benefits and savings for the company will be communicated in late ’12

Q1 2012 Highlights

$ in Millions, except per share amounts	Q1 2012	Q1 2011	Inc/(Dec)
Operating Revenues	$ 4,547	$ 4,272	6.4%
Operating Income	705	659	7.0%
% of Revenues	*15.5%*	*15.4%*	*0.1 pts*
Diluted EPS from Continuing Operations	0.97	1.21	-19.8%
Diluted EPS from Continuing Operations, adjusted to exclude Q1 2011 tax matter*	0.97	0.88	10.2%
Free Operating Cash Flow **	239	56	326.8%

ITW

PROFITABLE GROWTH, STRONG RETURNS

• Total revenue growth of
6.4%, with mix of organic
and acquired revenues
• Strong North America
(US) demand drives
performance
• Operating margins of
15.5%; 10 bps higher
than last year
• Q1 2012 tax rate: 29%
• EPS of $0.97 at high
end of forecasted range
* Q1 2011 excludes a $166 million tax benefit, or $0.33 per share, associated with an Australian tax matter. See the Appendix for the reconciliation from
GAAP to non-GAAP measurements.
** See the Appendix for the reconciliation from GAAP to non-GAAP measurements.

Q1 2012 vs. Q1 2011 Operating Results

	F(U) to Prior Year		
	Total Revenue	Operating Income	Operating Margin
Organic (Base) Business			
Operating Leverage	3.2%	8.5%	0.8%
Changes in Variable Margin & Overhead Costs	-	2.5%	0.4%
Total Organic (Base)	**3.2%**	**11.0%**	**1.2%**
Acquisitions & Divestitures	4.4%	1.0%	-0.5%
Translation	-1.3%	-1.2%	0.0%
Restructuring	-	-3.8%	-0.6%
Other	0.1%	0.0%	0.0%
Total	**6.4%**	**7.0%**	**0.1%**

ITW

PROFITABLE GROWTH, STRONG RETURNS
• Organic revenue
growth: 3.2%
• Price / cost margin
impact: +40 bps

• Acquisition margins
excluding amortization:
14.5%
• Currency negatively
impacted EPS by $0.01
primarily due to weaker
Euro

• Restructuring expense
of $33m, $25m higher
than last year

Working Capital & Cash Flow

Net Trade Receivables & DSO
$3,134
$2,902
62.0
61.1
Q1 2011
Q1 2012
$ In Millions
Trade Receivables
DSO

Inventory & MOH
$1,824
$1,768
1.9
1.9
Q1 2011
Q1 2012
$ In Millions
Inventory
MOH

Invested Capital & ROIC *
$13,597
$12,643
15.7%
15.1%
Q1 2011
Q1 2012
$ In Millions
Invested Capital
ROIC *

$ in Millions	Q1 2012	Q1 2011
Net cash provided by operating activities	323	145
Additions to plant and equipment	(84)	(89)
Free Operating Cash Flow *	239	56

ITW

PROFITABLE GROWTH, STRONG RETURNS
Free Operating Cash Flow is expected to increase as the year progresses

* See the Appendix for the reconciliation from GAAP to non-GAAP measurements.

Capital Structure

1. Organic Investments

2. Dividends $174M YTD

3. External Investments

Total Debt to Capital
24%
28%
32%
29%
32%
Q1 2011
Q2 2011
Q3 2011
Q4 2011
Q1 2012

Total Debt to EBITDA *
1.1
1.3
1.5
1.2
1.4
Q1 2011
Q2 2011
Q3 2011
Q4 2011
Q1 2012

PROFITABLE GROWTH, STRONG RETURNS

* See the Appendix for the reconciliation from GAAP to non-GAAP measurements.
• Organic investments focused on key
growth platforms and emerging market
opportunities

• Over $600M returned to shareholders
• $275M annualized revenues acquired in
Q1; led by Brooks Instrument
Share Repurchases
$474M YTD
Acquisitions
$481M YTD
Capital Allocation Priorities

PROFITABLE GROWTH, STRONG RETURNS

• On April 2nd, completed sale of the $375 million Finishing businesses to Graco Inc.
 – $650 million cash transaction
 – Estimated pretax gain of $450 million to be recorded in the second quarter in discontinued operations
 – Brands include Gema, Ransburg, DeVilbiss, BGK and Binks
 • Divestiture aligns with ITW’s strategic focus on core
 platform growth opportunities and maximizing long
 term returns
 • We will continue to selectively divest businesses that
 no longer fit with our core platforms and long term
 growth strategies

Revenue Growth by Geography
Q1 2012 vs. Q1 2011

Worldwide
International
19%
12%
7%
3%
2%
3%
4%
0%
-1%
-2%
North America
International
EMEA
Asia Pacific
South America
Organic (Base) Growth
Total Growth

ITW

PROFITABLE GROWTH, STRONG RETURNS

• North America (US)
drives organic growth
• European performance
slightly negative but at
forecasted levels
• Asia Pacific reflects
moderating growth in
China and Australia

Q1 2012 Segment Results

	Q1 2012			% inc (dec) vs. prior year			
$ in Millions	Total Revenue	Operating Income	Operating Margin	Total Revenue	Organic (Base) Revenue *	Operating Margin	Organic (Base) Op Margin *
Transportation	$ 923	$ 151	16.3%	10.0%	5.1%	0.0%	0.7%
Power Systems & Electronics	791	169	21.4%	11.1%	6.9%	0.4%	2.0%
Industrial Packaging	612	68	11.0%	3.4%	1.9%	0.7%	1.4%
Food Equipment	473	76	16.0%	-0.1%	1.6%	1.8%	1.5%
Construction	469	36	7.7%	1.1%	0.5%	-2.1%	-0.4%
Polymers & Fluids	303	46	15.1%	5.5%	1.8%	0.9%	1.4%
Decorative Surfaces	275	36	13.2%	2.8%	4.3%	0.5%	0.5%
All Other	716	123	17.2%	8.9%	1.1%	-1.6%	1.4%
Intersegment	(15)						
Total Company	**4,547**	**705**	**15.5%**	**6.4%**	**3.2%**	**0.1%**	**1.2%**

ITW

PROFITABLE GROWTH, STRONG RETURNS

* See the Appendix for the reconciliation from GAAP to non-GAAP measurements.

2012 Guidance

		Full Year	
	Q2 Forecast	Prior Forecast	Current Forecast
Total Revenue	3.5% - 6.0%	5% - 8%	5% - 7%
Diluted EPS from Continuing Ops	$1.08 - $1.16	$4.02 - $4.26	$4.14 - $4.38
Diluted EPS from Continuing Operations adjusted to exclude Q1 2011 tax matter % F/(U) to 2011*	*12% - 20%*	*7% - 13%*	*10% - 16%*
Tax Rate	28.5% - 29.5%	28.5% - 29.5%	28.5% - 29.5%
Restructuring		$70 - 80M	$90 - 100M

Prior midpoint of FY EPS	$4.14
Q1 performance	0.04
Base business improvements	0.03
Higher restructuring	(0.03)
YTD & forecasted share repurchase	0.08
Current midpoint of FY EPS	$4.26

ITW

PROFITABLE GROWTH, STRONG RETURNS

* Q1 2011 excludes a $166 million tax benefit, or $0.33 per share, associated with an Australian tax matter. See the Appendix for the reconciliation from GAAP to non-GAAP measurements.

PROFITABLE GROWTH, STRONG RETURNS
100
YEARS
STRONG

Q&A

PROFITABLE GROWTH, STRONG RETURNS
100
YEARS
STRONG

Appendix:

GAAP to Non-GAAP Reconciliations

Appendix
Income from Continuing Operations

$ in Millions, except per share amounts	Q1 2012	Q1 2011	Inc/(Dec)
Income from Continuing Operations	$ 471	$ 606	-22.4%
Adjustment for Q1 2011 Australian tax matter	-	(166)	
Income from Continuing Operations adjusted to exclude Q1 2011 tax matter*	$ 471	$ 440	7.0%
Diluted EPS from Continuing Operations	$ 0.97	$ 1.21	-19.8%
Adjustment for Q1 2011 Australian tax matter	-	(0.33)	
Diluted EPS from Continuing Operations adjusted to exclude Q1 2011 tax matter*	$ 0.97	$ 0.88	10.2%
Tax Rate	29.0%	2.3%	26.7 pts
Adjustment for Q1 2011 Australian tax matter	-	26.7%	
Tax Rate adjusted to exclude Q1 2011 tax matter*	29.0%	29.0%	0 pts

ITW

PROFITABLE GROWTH, STRONG RETURNS

* Q1 2011 excludes a $166 million tax benefit, or $0.33 per share, associated with an Australian tax matter.

Appendix
Return on Average Invested Capital

$ in Millions	Q1 2011		Q1 2012	
Operating income	$	659	$	705
Taxes (29% for 2012, as adjusted for 2011)*		(191)		(205)
Operating income after taxes	$	468	$	500
Invested capital at end of period:				
Trade receivables	$	2,981	$	3,134
Inventories		1,824		1,824
Net plant and equipment		2,122		2,100
Investments		431		287
Goodwill and intangible assets		7,236		7,889
Accounts payable and accrued expenses		(2,258)		(2,219)
Net assets held for sale		-		299
Other, net		307		283
Invested capital	$	12,643	$	13,597
Average invested capital	$	11,948	$	13,221
Return on average invested capital		15.7%		15.1%

ITW

PROFITABLE GROWTH, STRONG RETURNS

 The Company uses return on average invested capital (“ROIC”) to measure the effectiveness of its operations' use of invested capital to generate profits. Invested capital represents the net assets of the Company, excluding cash and cash equivalents and outstanding debt, which are excluded as they do not represent capital investment in the
 Company's operations. Average invested capital is calculated using balances at the start of the period and at the end of each quarter.

  For further information on ROIC, see the Company’s annual report on Form 10-K for 2011.
* Q1 2011 excludes a $166 million tax benefit associated with an Australian tax matter. See the “Income from Continuing Operations” reconciliation in this Appendix.

Appendix
Free Operating Cash Flow

The Company uses free operating cash flow to measure cash flow generated by operations that is available for dividends, acquisitions, share repurchases and debt repayment. Free operating cash flow represents net cash provided by operating activities less additions to plant and equipment.

$ in Millions	Q1 2012	Q1 2011
Net cash provided by operating activities	323	145
Additions to plant and equipment	(84)	(89)
Free Operating Cash Flow	239	56

ITW

PROFITABLE GROWTH, STRONG RETURNS

 For further information on free operating cash flow, see the Company’s annual report on
 Form 10-K for 2011.

Appendix
Total Debt to EBITDA

The Company uses the ratio of total debt to EBITDA to measure its ability to repay its outstanding debt obligations. The ratio of total debt to EBITDA represents total debt divided by income from continuing operations before interest expense, other income (expense), income taxes, depreciation, and amortization and impairment of goodwill and other intangible assets on a trailing twelve month (TTM) basis.

$ in Millions	Q1 2011	Q2 2011	Q3 2011	Q4 2011	Q1 2012
Short-term debt	$ 751	$ 1,450	$ 1,041	$ 502	$ 1,244
Long-term debt	2,597	2,623	3,522	3,488	3,521
Total Debt	$ 3,348	$ 4,073	$ 4,563	$ 3,990	$ 4,765
Income from continuing operations (TTM)	$ 1,737	$ 1,821	$ 1,908	$ 2,017	$ 1,881
Add:					
Interest expense	175	177	182	192	198
Other income (expense)	(12)	(25)	(49)	(54)	(56)
Income taxes	487	499	525	576	754
Depreciation	334	335	338	336	335
Amortization and impairment of goodwill and other intangible assets	212	223	239	255	272
EBITDA (TTM)	$ 2,933	$ 3,030	$ 3,143	$ 3,322	$ 3,384
Total Debt to EBITDA	**1.1**	**1.3**	**1.5**	**1.2**	**1.4**

ITW

PROFITABLE GROWTH, STRONG RETURNS

 For further information on total debt to EBITDA, see the Company’s annual report on Form
 10-K for 2011.

Appendix
Results by Segment
Q1 2012 vs. Q1 2011

Total Revenue	Transportation	Power Systems & Electronics	Industrial Packaging	Food Equipment	Construction	Polymers & Fluids	Decorative Surfaces	All Other
Total Organic (Base)	**5.1%**	**6.9%**	**1.9%**	**1.6%**	**0.5%**	**1.8%**	**4.3%**	**1.1%**
Acquisitions & Divestitures	6.6%	4.8%	3.5%	0.0%	0.9%	5.6%	0.0%	9.0%
Translation	-1.7%	-0.6%	-2.0%	-1.6%	-0.2%	-2.0%	-1.5%	-1.2%
Other	0.0%	0.0%	0.0%	-0.1%	-0.1%	0.1%	0.0%	0.0%
Total Revenue	**10.0%**	**11.1%**	**3.4%**	**-0.1%**	**1.1%**	**5.5%**	**2.8%**	**8.9%**

Operating Margin	Transportation	Power Systems & Electronics	Industrial Packaging	Food Equipment	Construction	Polymers & Fluids	Decorative Surfaces	All Other
Operating Leverage	0.9%	1.3%	0.6%	0.5%	0.2%	0.5%	1.1%	0.3%
Changes in Variable Margin & Overhead Costs	-0.2%	0.7%	0.8%	1.0%	-0.6%	0.9%	-0.6%	1.1%
Total Organic (Base)	**0.7%**	**2.0%**	**1.4%**	**1.5%**	**-0.4%**	**1.4%**	**0.5%**	**1.4%**
Acquisitions & Divestitures	-0.3%	-1.3%	-0.1%	0.0%	0.3%	-0.8%	0.0%	-1.7%
Translation	0.0%	0.0%	-0.1%	0.1%	0.2%	0.0%	0.0%	0.0%
Restructuring	-0.4%	-0.3%	-0.5%	0.2%	-2.1%	0.3%	0.0%	-1.3%
Other	0.0%	0.0%	0.0%	0.0%	-0.1%	0.0%	0.0%	0.0%
Total Operating Margin	**0.0%**	**0.4%**	**0.7%**	**1.8%**	**-2.1%**	**0.9%**	**0.5%**	**-1.6%**

ITW

PROFITABLE GROWTH, STRONG RETURNS